Business Combination	12 Months Ended
Jun. 30, 2025
Business Combination [Abstract]
Business combination
3.	Business combination

Business combinations during the year ended June 30, 2024:

In September 2023, the Group acquired 100% equity interests of Kelly’s Education Limited, an online language education platform headquartered in Hong Kong. The total purchase price was RMB1,842 (HKD2,000), which was paid by the Group on September 28, 2023 (the acquisition date).

The result of operations for the acquired entity has been included in the Group’s consolidated financial statements from its acquisition date. The acquisition was recorded using the acquisition method of accounting. Accordingly, the acquired assets and liabilities were recorded at their fair value on the date of acquisition. The purchase price was allocated on the date of acquisition as follows:

RMB

Cash and cash equivalents	3,515
Other current assets	604
Property and equipment, net	279
Intangible assets	3,120
Operating lease right-of-use assets	166
Goodwill	7,389
Operating lease liabilities, current portion	(149)
Other current liabilities	(13,082)
Total purchase consideration	1,842

Results of operations attributable to the acquisition of Kelly’s Education Limited and pro forma results of operations for the acquisition of Kelly’s Education Limited have not been presented because they are not material to the consolidated statements of operations and comprehensive (loss)/income for the years ended June 30, 2024.

Business combinations during the year ended June 30, 2025:

Acquisition of Shenzhen Letsvan

Founded in 2020, Shenzhen Letsvan is principally engaged in IP incubation, copyright commercialization, and the promotion and sales of pop toys.

During the year ended June 30, 2025, the Group entered into a series of transactions with Shenzhen Letsvan and its then existing shareholders, pursuant to which the Group acquired a total of 61.05% equity interest in Shenzhen Letsvan after step acquisition (“Shenzhen Letsvan Acquisition”). Upon the completion of a series of transactions, including a convertible bond agreement, an equity transfer agreement, and a shares purchase agreement signed in December 2024, along with a debt-to-equity conversion agreement signed in March 2025, the Group held approximately 14.73% of the equity in Shenzhen Letsvan. At the end of March 2025, the Group entered into another equity transfer agreement and shares purchase agreement to acquire an additional 46.32% equity interests in Shenzhen Letsvan” for a total cash consideration of RMB200.0 million. Upon the closing of these transactions on March 31, 2025 (the acquisition date), the Group held, approximately 61.05% of Shenzhen Letsvan’s interests and obtained the control in Shenzhen Letsvan. The Group accounted for the transactions as business combination and consolidated its financial results into the Group’s consolidated financial statements since the acquisition date.

The acquisition of Shenzhen Letsvan was accounted for using the acquisition method, and the purchase price allocation was made based on the fair value of the tangible and intangible assets acquired and liabilities assumed at the date of acquisition. The fair values of the identifiable intangible assets acquired were determined using various valuation techniques, including the fair value of the channel relationship was determined using the Multi-period Excess Earnings Method, and the fair value of IP Rights was determined using Relief from Royalty Method, all of which were under the income approach. The fair value measurements were primarily based on significant inputs that are not directly observable in the market and are considered Level 3 under the fair value measurements and disclosure framework. Key assumptions include cash flow projections for Shenzhen Letsvan and the discount rate applied to those cash flows. Identifiable intangible assets with finite lives are amortized over their useful lives. The carrying value of the other tangible assets acquired and liabilities assumed approximate their fair value. The excess of the purchase price and the fair value of non-controlling interests over the estimated fair values of the identifiable net assets acquired was recorded as goodwill. The Fair value of the non-controlling interest was estimated with reference to the price per share as of the acquisition date.

The following is a summary of the fair value of the purchase price and the final allocation of the purchase price to the assets acquired and liabilities assumed:

RMB

Cash and cash equivalents	93,450
Short-term investments	20,000
Accounts receivable, net	23,100
Other current assets	24,968
Property and equipment, net	7,488
Newly identified intangible assets (IP Rights)	49,000
Newly identified intangible assets (channel relationship)	19,000
Goodwill	187,598
Other non-current assets	7,423
Short-term borrowings	(14,500)
Other current liabilities	(22,223)
Other non-current liabilities	(1,155)
Deferred tax liabilities	(17,000)
Non-controlling interests-equity	(93,041)
Non-controlling interests- mezzanine equity	(40,999)
Total purchase consideration	243,109
Total purchase price is comprised of:
-Cash	200,000
-Fair value of previously held equity interests	43,109
Total	243,109

In connection with the Shenzhen Letsvan Acquisition, the Group recorded goodwill of RMB187.6 million, which is primarily attributable to expected synergies, expanded market opportunities, and other expected benefits that the Group believes it will result from combining its operations with the operations of Shenzhen Letsvan. The incremental goodwill created as a result of the acquisition is not deductible for tax purposes. Goodwill has been allocated to the pop toy business segment.

Supplemental pro forma information

The following unaudited pro forma consolidated financial information is prepared as if the business acquisition occurred on July 1, 2023. For the business acquisition, amortization have been included in the calculation of the pro forma information provided below, based on the results of purchase price allocation. Amortization is computed on the straight-line method over the estimated useful lives of the assets ranging from three to ten years.

This supplemental pro forma information is presented for illustrative purposes only. It is based on historical information and does not purport to represent the actual results that may have occurred had the Company consummated the acquisitions on July 1, 2023, nor is it necessarily indicative of future results of operations of the consolidated enterprises:

	For the years ended June 30,
	2024	2025
	RMB	RMB

Pro forma total net revenues	3,921,965	2,823,284
Pro forma net income	404,094	336,936

Other acquisition during the year ended June 30, 2025

During the year ended June 30, 2025, the Group also made another business acquisition, for which the result of the operations has been included in the Group’s consolidated financial statements from its acquisition date and was not material to the Group’s consolidated financial statements.